Exhibit 99.4

AMENDMENT AND LIMITED WAIVER

TO REVOLVING CREDIT AND SECURITY AGREEMENT AND FEE LETTER

This AMENDMENT AND LIMITED WAIVER TO REVOLVING CREDIT AND SECURITY AGREEMENT AND FEE LETTER (this “Amendment”) is dated as of July 25, 2013 and entered into by and among UNITEK GLOBAL SERVICES INC., a Delaware corporation (“UniTek Parent”), UNITEK ACQUISITION, INC., a Delaware corporation (“UniTek Acquisition”), PINNACLE WIRELESS USA, INC., a Delaware corporation (“Pinnacle”), UNITEK USA, LLC, a Delaware limited liability company (“UniTek USA”), ADVANCED COMMUNICATIONS USA, INC., a Delaware corporation (“Advanced Communications”), DIRECTSAT USA, LLC, a Delaware limited liability company (“DirectSat”), FTS USA, LLC, a Delaware limited liability company (“FTS”) (UniTek Parent, UniTek Acquisition, Pinnacle, UniTek USA, Advanced Communications, DirectSat, FTS, collectively the “Borrowers”), the lenders party hereto (the “Lenders”) and APOLLO INVESTMENT CORPORATION, as agent for the Lenders (“AIC”, and in such capacity, the “Agent”).  Capitalized terms used herein without definition shall have the same meanings herein as set forth in that certain Revolving Credit and Security Agreement, dated as of July 10, 2013 (the “Revolving Credit Agreement”), by and among the Borrowers, the Agent and the Lenders.

RECITALS

WHEREAS, the Borrowers, Agent and Lenders have previously entered into the Revolving Credit Agreement.

WHEREAS, UniTek Parent and AIC have previously entered into that certain Amended and Restated Fee Letter dated as of July 10, 2013 (the “Fee Letter”).

WHEREAS, UniTek Parent is amending the Term Debt Credit Agreement pursuant to a Second Amendment and Limited Waiver to Credit Agreement, dated as of July 25, 2013, by and among UniTek Parent, the other Borrowers, Cerberus Business Finance, LLC, as administrative agent, and the Term Lenders party thereto (the “Term Debt Credit Agreement Amendment”).

WHEREAS, in connection with the Term Debt Credit Agreement Amendment the Borrowers desire to amend certain terms of the Revolving Credit Agreement and the Fee Letter.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1.              AMENDMENTS TO THE REVOLVING CREDIT AGREEMENT

A.            Amendments to Article 1: Definitions.  Section 1.2 General Terms of the Revolving Credit Agreement is hereby amended by amending and restating the definition of “Applicable Margin” in its entirety as follows:

“Applicable Margin”, for Revolving Advances and the Letter of Credit Fees, shall mean, the applicable percentage specified below:

APPLICABLE MARGINS FOR DOMESTIC RATE LOANS	APPLICABLE MARGINS FOR EURODOLLAR RATE LOANS	APPLICABLE MARGIN FOR LETTER OF CREDIT
8.25%	9.25%	9.00%

B.            Amendments to Article 10.  Article 10 of the Revolving Credit Agreement is hereby amended by:

(i)  deleting Section 10.11 in its entirety and inserting in lieu thereof the folloiwng:

10.11 Term Debt Indebtedness Default.  An “Event of Default” (as defined in the Term Debt Credit Agreement) has occurred under the Term Debt Documents, which “Event of Default” shall not have been cured or waived within any applicable grace period;

Section 2.              AMENDMENTS TO THE FEE LETTER

Amendment to Section 3: Overadvance Fees.  Section 3 Overadvance Fees of the Fee Letter is hereby deleted in its entirety.

Section 3.              LIMITED WAIVER

A.            Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of the Borrowers herein contained, the Agent and Lenders hereby irrevocably waive the restrictions set forth in Section 7.22 Amendments to Term Debt Documents of the Revolving Credit Agreement to the extent the modification of the Term Debt Credit Agreement pursuant to the Term Debt Credit Agreement Amendment in the form attached hereto as Exhibit I (the “Modifications”) would not be compliant with such restrictions.  The Agent and Lenders hereby irrevocably consent to the Modifications to the extent conflicting with the restrictions of Section 7.22 of the Revolving Credit Agreement (the “Waiver”), and after giving effect to the Waiver the limitations of Section 7.22 shall apply to amendments, modifications and waivers of the Term Debt Documents as amended by the Term Debt Credit Agreement Amendment.

B.            The Waiver shall be limited precisely as written, and nothing in this Waiver shall be deemed to:

(i)            constitute a waiver of (A) compliance by the Borrowers with respect to (1) any such Sections of the Revolving Credit Agreement in any other instance except as listed and specifically described above, or (2) any other term, provision or condition of the Revolving Credit Agreement or any other instrument or agreement referred to therein and (B) any Defaults or Events of Default that have occurred or may occur in any other instance; or

(ii)           prejudice any right or remedy that the Agent or any Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Waiver) or may have in the future under or in connection with the Revolving Credit Agreement or any other instrument or agreement referred to therein.

C.            Except as expressly set forth in the Waiver, the terms, provisions and conditions of the Revolving Credit Agreement shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

Section 4.              REPRESENTATIONS AND WARRANTIES

In order to induce AIC, in its capacity as the sole Lender and as the Agent, to enter into this Amendment and to amend the Revolving Credit Agreement and the Fee Letter in the manner provided herein, each Borrower represents and warrants that the following statements are true, correct and complete:

A.            Corporate Power and Authority.  Such Borrower has all requisite corporate or limited liability company power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, this Amendment, the Revolving Credit Agreement (as amended by this Amendment, the “Amended Revolving Credit Agreement”) and the Fee Letter (as amended by this Amendment, the “Amended Fee Letter”).

B.            Authorization of Agreements.  The execution and delivery of this Amendment and the performance of this Amendment, the Amended Revolving Credit Agreement and the Amended Fee Letter have been duly authorized by all necessary corporate or limited liability company action, as applicable, on the part of such Borrower.

C.            Binding Obligation.  This Amendment has been duly executed and delivered by such Borrower and this Amendment, the Amended Revolving Credit Agreement and the Amended Fee Letter are the legally valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally.

D.            Incorporation of Representations and Warranties from Credit Agreement.  The representations and warranties contained in Section V of the Revolving Credit Agreement are and will be true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

E.            Absence of Default.  After giving effect to this Amendment, no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute a Default or an Event of Default.

Section 5.              RELEASE

A.            In consideration of the agreements of the Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the Borrowers, on behalf of themselves and their successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably release, remise and forever discharge Agent and Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, Borrowers or any of their successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which, in each case, arises at any time on or prior to the day and date of this Amendment for or on account of, or in relation to, or in any way in connection with any of the Revolving Credit Agreement, the Fee Letter, or any of the other related documents or transactions thereunder or related thereto; provided that nothing herein shall constitute a release of any Releasee of any of its future obligations under the loan documents.

B.            Each of the Borrowers understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense to the matters covered in the release set forth above and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

C.            Each of the Borrowers agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

Section 6.              MISCELLANEOUS

A.            Reference to and effect on the Revolving Credit Agreement and the Fee Letter.

(i)            On and after the date hereof, each reference in the Revolving Credit Agreement and the Fee Letter to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Revolving Credit Agreement or the Fee Letter shall mean and be a reference to the Amended Revolving Credit Agreement and the Amended Fee Letter, as appropriate.

(ii)           Except as specifically amended by this Amendment, the Revolving Credit Agreement and the Fee Letter shall remain in full force and effect and are hereby ratified and confirmed.

(iii)          The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or any Lender under, the Revolving Credit Agreement, or by AIC under the Amended Fee Letter.

B.            Fees and Expenses.  Borrowers acknowledge that all costs, fees and expenses as described in subsection 16.9 of the Revolving Credit Agreement incurred by the Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrower and may be charged to Borrowers’ Account.

C.            Headings.  Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

D.            Applicable Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLIED TO CONTRACTS TO BE PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. In addition to and without limitation of any of the foregoing, this Amendment shall otherwise be subject to all of the terms and conditions contained in Section 16.1 of the Revolving Credit Agreement, mutatis mutandi.

E.            Counterparts; Effectiveness.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of an executed counterpart of this Amendment by facsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Amendment.  Any party delivering an executed counterpart of this Amendment by facsimile or electronic mail also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWERS:

UNITEK GLOBAL SERVICES, INC.
UNITEK ACQUISITION, INC.

By:	/s/ Andrew J. Herning
Name:	Andrew J. Herning
Title:	Chief Financial Officer

PINNACLE WIRELESS USA, INC.
UNITEK USA, LLC
ADVANCED COMMUNICATIONS USA, INC.
DIRECTSAT USA, LLC
FTS USA, LLC

By:	/s/ Andrew J. Herning
Name:	Andrew J. Herning
Title:	Treasurer

[Signature Page to Amendment and Limited Waiver to Revolving Credit Agreement and Amended Fee Letter]

APOLLO INVESTMENT CORPORATION, as Revolving Lender, Swing Loan Lender and as Agent

By: Apollo Investment Management, L.P., as Advisor

By: ACC Management, LLC, as its General Partner

By:	/s/ Ted Goldthorpe
Name:	Ted Goldthorpe
Title:	Authorized Signatory

[Signature Page to Amendment and Limited Waiver to Revolving Credit Agreement and Amended Fee Letter]